UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
------------------------------------------------------------------------

AMENDMENT NUMBER ONE TO
FORM 8-K
------------------------------------------------------------------------
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Date of this Report:  January 22, 2010
------------------------------------------------------------------------

CHDT CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
------------------------------------------------------------------------

FLORIDA	0-28331	84-1047159
(State of Incorporation or	(Commission File Number)	(I.R.S. Employer
Organization)		Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 252-3440
 (Registrant's telephone number, including area code)

Item 8.01 Other Matters.

On January 20, 2010,  the U.S. District Court for the Southern District of New York (“Court”)  granted in part and denied in part CHDT Corporation’s (“Company”) motion for attorney’s fees and court costs against the plaintiffs in the matter of Esquire Trade & Finance, Inc. and Investcor, LLC v. CBQ, Inc. (03 Civ. 9650 (SC) (S.D.N.Y., November 5, 2009).  This Court awarded $226,797.19 in attorney’s fees and court costs to the Company.  The Court refused to grant a requested $27,905.39 in attorneys’ fees and costs due to the lack of supporting documentation. The Company intends to aggressively pursue collection of the award.

The plaintiffs in this case may appeal the award, but as of the date of this Report on Form 8-K, the Company is not certain if the defendants intend to appeal the award of attorney’s fees and court costs.  The plaintiffs in this case filed a notice of appeal to the U.S. Court of Appeals for the Second Circuit (“Appeals Court”) to appeal the November 5, 2009 trial court decision in this case in favor of the Company.  The notice was apparently filed with the Appeals Court on or about December 4, 2009.

As previously reported on a Form 8-K Report, dated November 5, 2009 and filed by the Company on November 11, 2009, with the Commission, the U.S. District Court for the Southern District of New York (Court)  denied all of Plaintiffs’ claims and entered judgment in favor of the Company (formerly known as “CBQ, Inc.”) in Esquire Trade & Finance, Inc. and Investcor, LLC v. CBQ, Inc. (03 Civ. 9650 (SC) (S.D.N.Y., November 5, 2009).  In a memorandum of decision, dated November 5, 2009 and released November 6, 2009, the presiding judge ruled that the Plaintiffs’ failed to establish their claims and that the Plaintiffs would recover nothing against the Company under its second amended complaint.   This case was formerly styled CELESTE TRUST REG., ESQUIRE TRADE, ET AL. V. CBQ, INC. (Case# 03 Civ. 9650 RMB; US District Court, SDNY, 12/4/2003).  The Company intends to contest the Plaintiffs’ appeal in this case and the Company believes the trial court decision of November 5, 2009, in favor of the Company is factually and legally sound.

A copy of the January 20, 2010 order is attached to this Report on Form 8-K as Exhibit 99.1.  The above summary of the order and award is qualified in its entirety by reference to the attached order.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1
Order granting in part and denying in part Motion for Attorneys’ Fees and Costs, issued by U.S. District Court for the Southern District of New York, Esquire Trade & Finance, Inc. and Investcor, LLC v. CBQ, Inc., Case Number 03 CIV. 9650 (SC).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on 22 January 2010, on its behalf by the undersigned hereunto duly authorized.

CHDT CORPORATION

By: /s/ Gerry McClinton

James G McClinton, Chief Operating Officer

EXHIBIT INDEX

Exhibits.

99.2
Order granting in part and denying in part Motion for Attorneys’ Fees and Costs, issued by U.S. District Court for the Southern District of New York, Esquire Trade & Finance, Inc. and Investcor, LLC v. CBQ, Inc., Case Number 03 CIV. 9650 (SC).